UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): July 30, 2008

EL CAPITAN PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-56262	88-0482413
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Airmotive Way, Suite 276, Reno, NV	89502
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (775) 786-6444

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 30, 2008, the Board of Directors (the “Board”) of El Capitan Precious Metals, Inc. (the “Company”) approved and adopted an amendment to the Company’s 2005 Stock Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock authorized for issuance under the Plan from 11,000,000 to 16,000,000 shares.

A copy of the Plan, as amended, is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	2005 Stock Incentive Plan (as amended July 30, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

Date: August 1, 2008	By:	/s/ R. William Wilson
R. William Wilson
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	2005 Stock Incentive Plan (as amended July 30, 2008)